--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.40
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.


                                           Report Number: 7          Page 1 of 3


                      Debtor.              For the period FROM: June  1, 2001
                                                         TO:    June  30, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44134 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:                                   SEE ATTACHED
         Gross Sales                                                      --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 7             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):


                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See Attachment        $See Attachment
                                      ----------------       -------------------




3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          ------      -----------------    -------     ---       -------------
                                                                 None




         *Explanation for Non-Payment: PER STIPULATION WITH VOLVO AN EXTRA
          PAYMENT WAS MADE IN JUNE



4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See Attachment
                                                                 ---------------
                    Gross Sales for Period Subject to Sales Tax $      0.00
                                                                 ---------------

                                                                            Post-Petition
                                                                              taxes Still
                                         Date Paid        Amount Paid*           Owing
                                         ---------        ------------           -----


    Federal Payroll and Withholding Taxe                  See Attachment      See Attachment
    State Payroll and Withholding Taxes                   See Attachment      See Attachment
    State Sales and Use Taxes
    Real Property Taxes*****



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 7             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                 See attached
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 241,105.56    $  1,500.00      Feb 7,2001         $  1,500.00      1127
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March     2001        $ 1,269,000     $  5,000.00      May 3,2001         $  5,000.00      1317
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.

Dated:   July 24, 2001
         -----------------
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                            AMERICAN WASTE TRANSPORT
                                 PROFIT & LOSS
                                   JUNE 2001

                                                                  Jun 01
                                                               ------------
      Ordinary Income/Expense
              Income
                  4000 - TRANSPORTATION                          501,653.03
                  4001 - LOADING FEES                             44,020.56
                                                                ------------
              Total Income                                       545,673.59
              Cost of Goods Sold
                  5005 -  DAMAGE OUTSIDE VEHICLES                  1,300.00
                  5200 -  DRIVER COST
                      5210 -  DRIVER WAGES                       159,771.15
                      5220 -  DRIVER PAYROLL TAXES                17,317.78
                      5250 -  DRIVER UNIFORMS                        407.35
                      5260 -  DRUG TESTS                             175.00
                      5270 -  SAFETY MEETING                          34.17
                                                               ------------
                  Total 5200 -  DRIVER COST                      177,705.45
                  5300 -  INSURANCE
                      5310 - MEDICAL                              10,031.24
                      5320 - LIABILITY                            49,901.21
                      5330 - WORKERS' COMPENSATION                26,861.70
                                                                ------------
                  Total 5300 - INSURANCE                          86,794.15

                  5500 - FUEL                                     78,959.18
                  5520 - SHOP TOOLS                                1,900.21
                  5600 - REGISTRATION                              4,355.34
                  5700 -  REPAIR & MAINTENANCE
                      5710 - MECHANIC WAGES                       40,098.84
                      5715 - PAYROLL TAXES - MECHANIC              4,585.47
                      5720 - TIRES                                 8,028.97
                      5725 - TIRE SERVICE                         10,158.99
                      5730 - TRUCK MAINTENANCE                       117.27
                      5735 - TRUCK REPAIR- PARTS                  18,077.24
                      5740 - TRAILER MAINTENANCE                      64.50
                      5745 - TRAILER REPAIRS                       3,554.57
                      5750 - TRUCK WASH                            1,170.00
                      5700 - REPAIR & MAINTENANCE - Other         14,805.06
                                                                ------------
                  Total 5700 - REPAIR & MAINTENANCE              100,660.91

                  5900 - TOWING                                    1,379.34
                                                                ------------

              Total COGS                                         453,054.58
                                                                ------------

          Gross Profit                                            92,619.01
              Expense
                  6050 - BANK CHARGES                                 48.00
                  6110 - CORPORATE ALLOCATION                     33,894.92
                  6200 - DUES AND SUDSCRIPTIONS                    1,584.00
                  6530 - MEDICAL INSURANCE                           -52.50
                  6540 - MISCELLANEOUS                                 0.10
                  6570 - OFFICE SUPPLIES                             413.69

                            AMERICAN WASTE TRANSPORT
                                 PROFIT & LOSS
                                   JUNE 2001

                                                                  Jun 01
                                                               ------------

                  6580 - OFFICE WAGES                              9,530.00
                  6585 - PAYROLL TAXES - OFFICE                    1,057.92
                  6756 - RENT                                      1,752.26
                  6850 -  TRAVEL & ENTERTAINMENT
                      6853 - MEALS                                    33.53
                                                                ------------
                  Total 6850 - TRAVEL & ENTERTAINMENT                 33.53
                  6900 -  UTILITIES
                      6920 - ELECTRIC                                140.83
                      6940 - TELEPHONE                             5,696.99
                      6960 - WASTE                                   501.04
                                                                ------------
                  Total 6900 - UTILITIES                           6,338.86
                                                                ------------
              Total Expense                                       54,600.78
                                                                ------------
      Net Ordinary Income                                         38,018.23
      Other Income/Expense
          Other Expense
              8500 -  DEBT SERVICE
                  8518 - CASE CREDIT CORPORATION                  12,624.19
                  8560 - THE ASSOCIATES                           16,592.58
                  8580 - VOLVO COMMERCIAL FINANCE                 33,685.80
                  8500 - DEBT SERVICE - Other                     20,000.00
                                                                ------------
              Total 8500 - DEBT SERVICE                           82,902.57
                                                                ------------
          Total Other Expense                                     82,902.57
                                                                ------------
      Net Other Income                                           -82,902.57
                                                                ------------
Net Income                                                       -44,884.34
                                                                ============

                            AMERICAN WASTE TRANSPORT
                                A/R AGING SUMMARY
                              AS OF JUNE 30, 2001


                        Current        1 - 30        31 - 60      61 - 90         > 90         TOTAL
                      ------------   ------------   ----------   -----------   -----------   -----------
      ALLIED WASTE      54,536.92     121,174.46    26,127.05     37,703.07          0.00    239,541.50
      BFI CENTRAL      110,229.71      76,400.00         0.00     28,280.00     18,343.73    233,253.44
      BFI COMPTON            0.00       3,970.00         0.00          0.00          0.00      3,970.00
      COAST            141,265.31           0.00         0.00          0.00          0.00    141,265.31
      CRT               13,780.00           0.00         0.00          0.00     15,600.00     29,380.00
      EDCO              17,804.60           0.00         0.00          0.00          0.00     17,804.60
      ORGANIC            5,492.00           0.00         0.00          0.00          0.00      5,492.00
      POTENTIAL         32,055.00      11,645.00         0.00          0.00          0.00     43,700.00
      UNIVERSAL         13,464.72           0.00         0.00          0.00          0.00     13,464.72
                      ------------   ------------   ----------   -----------   -----------   -----------
TOTAL                  388,628.26     213,189.46    26,127.05     65,983.07     33,943.73    727,871.57
                      ============   ============   ==========   ===========   ===========   ===========

                            AMERICAN WASTE TRANSPORT
                                A/P AGING SUMMARY
                              AS OF JUNE 30, 2001


                                                Current        1 - 30       31 - 60      61 - 90     > 90         TOTAL
                                              ------------   -----------   -----------   -------    --------   ------------
      "Y"TIRE SALES                              7,615.11        165.00          0.00      0.00        0.00       7,780.11
      BEHAVIOR RESEARCH                              0.00        175.00          0.00      0.00        0.00         175.00
      CONSTRUCTION MACHINERY INC.                    0.00          0.00          0.00      0.00     -174.92        -174.92
      COURT TRUSTEE                                288.45          0.00          0.00      0.00        0.00         288.45
      ESGAR E. CAMPOS                           10,635.66          0.00          0.00      0.00        0.00      10,635.66
      FRANCHISE TAX BOARD                           40.00          0.00          0.00      0.00        0.00          40.00
      HYDRAFORCE, Inc.                               0.00      1,004.57          0.00      0.00        0.00       1,004.57
      IRELL & MANELLA LLP                            0.00     17,379.42     24,927.49      0.00        0.00      42,306.91
      KYM INDUSTRIES                             2,550.00          0.00          0.00      0.00        0.00       2,550.00
      LASSEN COUNTY CHILD SUPPORT DIV.             363.45          0.00          0.00      0.00        0.00         363.45
      LAWSON PRODUCTS INC.                           0.00          0.00          0.00      0.00     -140.45        -140.45
      MOBILE MINI, Inc.                            290.44          0.00          0.00      0.00        0.00         290.44
      PACIFIC BELL                                   0.00        186.68          0.00      0.00        0.00         186.68
      PERFORMANCE POWER SYSTEMS, Inc.                0.00         30.00          0.00      0.00        0.00          30.00
      SAN DIEGO COUNTY                           1,276.10          0.00          0.00      0.00        0.00       1,276.10
      SAN DIEGO GAS & ELECTRIC                       0.00         17.03          0.00      0.00        0.00          17.03
      TCI TIRE CENTERS, LLC                      1,162.90        834.25          0.00      0.00        0.00       1,997.15
      THE SOCO GROUP, Inc.                      23,599.91      6,275.36          0.00      0.00        0.00      29,875.27
      USA BIOMASS                               45,000.00          0.00          0.00      0.00        0.00      45,000.00
      USBC PR TAXES                             25,000.00          0.00          0.00      0.00        0.00      25,000.00
      WASTE MANAGEMENT OF EL CAJON                   0.00        306.33          0.00      0.00        0.00         306.33
                                              ------------   -----------   -----------   -------    --------   ------------
TOTAL                                          117,822.02     26,373.64     24,927.49      0.00     -315.37     168,807.78
                                              ============   ===========   ===========   =======    ========   ============

                            AMERICAN WASTE TRANSPORT
                                   TAXES PAID
                         FOR THE MONTH OF JUNE, 2001


         Type           Date       Num      Name          Memo                      Split                     Amount       Balance
     -------------------------------------------------------------------------------------------------------------------------------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                                          -155.90
     Check            06/08/2001  WIRE    SANWA BANK                           1003-SANWA PAYROLL TAXES        -184.45      -340.35
     General Journal  06/30/2001  6-114               ADJUST PR TAX LIABILITY  -SPLIT-                        2,874.88     2,534.53
                                                                                                             ----------   ----------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                                                      2,690.43     2,534.53
                                                                                                             ----------   ----------

2021-ACCRUED STATE PAYROLL TAXES                                                                                           2,335.34
     General Journal  06/30/2001  6-114               ADJUST PR TAX LIABILITY  2020-ACCRUED FEDERAL PAYROLL  -2,319.62        15.72
                                                                                                             ----------   ----------
Total 2021-ACCRUED STATE PAYROLL TAXES                                                                       -2,319.62        15.72
                                                                                                             ----------   ----------

                               INSURANCE COVERAGE
                               ------------------

                                         AGENT                  COVERAGE                  EXPIRATION                PREMIUM
                CARRIER                   NAME                   AMOUNT                      DATE                 PAID TO DATE

              USBC - Legion           Andreini &                 1,000,000                  9/23/2001                  6/30/2001
              AWT-State Fund          Company                    1,000,000                   6/1/2001                  6/30/2001


              Penn America            Mark Novy                  2,000,000                  9/23/2001                  6/30/2001
              Penn America            Mark Novy
              Penn America            Mark Novy

              Penn America            Mark Novy                  1,000,000                  9/23/2001                  6/30/2001


              Penn America            Mark Novy                  1,000,000                  9/23/2001                  6/30/2001





              Clarendon               Mark Novy                Comp & Collision              3/5/2001                  6/30/2001

              Penn America            Mark Novy                  1,007,497                                             6/30/2001


              Penn America            Mark Novy                  5,000,000                  9/23/2001                  6/30/2001
              General Sec.